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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 20, 2005

Daybreak Mines, Inc.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. Main Ave., Suite 1017, Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 462-0315

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)   (1)   Previous Independent Accountant

This amendment is being filed to include the response letter from our former auditor Kabani and Company.

(i)

On April 20, 2005, the Registrant’s independent auditor, Kabani and Company was dismissed by action of the board of directors.

(ii)

Kabani and Company reviewed Company’s 10-Q filing for the third quarter ended November 30, 2004.

(iii)

The Board of Directors made this change in independent auditors because of the large geographic distance between the auditor’s location and the Company’s executive offices.

(iv)

During the quarter ended November 30, 2004 and the subsequent interim period, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Item 9.01

Exhibits

( c)    Exhibits

16.1

Letter from the former independent accountant in connection with the disclosure under item 4 of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Daybreak Mines, Inc.

(Registrant)

Date September 29, 2005

/s/ Thomas C. Kilbourne

      Thomas C. Kilbourne

      Treasurer